EXHIBIT 10.M

[COMPANY LETTERHEAD]

October 24, 2019

HAND-DELIVERED

Mr. Michael A. Carrieri

Senior Vice President of Engineering Development

NAPCO Security Technologies, Inc.

333 Bayview Avenue

Amityville, New York 11701

Re: Employment Agreement

Dear Michael:

NAPCO is pleased to extend, and desires to formalize, a two-year Employment Agreement (from August 16, 2020 through August 15, 2022 at your annual salary of $333,798.89, but subject to discretionary salary increases during each of your annual performance evaluations.

All other terms and conditions of your employment will remain the same as set forth in your Employment Agreement dated October 11, 2002 (with the obvious exception that the monetary values set forth in Section III have been modified over the years). Please sign below to acknowledge your acceptance of your extended two-year Employment Agreement.

Kindest personal regards.

Sincerely

NAPCO SECURITY TECHNOLOGIES, INC.

/s/RICHARD SOLOWAY
Richard L. Soloway
Chairman of the Board

Accepted by:	/s/MICHAEL CARRIERI
Michael A. Carrieri

Dated:   December 26, 2019

E-24